UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2026
Belden Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

_____________________

Delaware	001-12561	36-3601505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Brentwood Boulevard, 15th Floor
St. Louis, Missouri 63105
(Address of Principal Executive Offices, including Zip Code)

(314) 854-8000
(Registrant’s telephone number, including area code)
n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BDC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Purchase Agreement

On April 29, 2026, Belden Inc., a Delaware corporation (the “Company”), and Vistance Networks, Inc., a Delaware corporation (“Vistance”) entered into a Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company has agreed to purchase, and Vistance has agreed to sell, the RUCKUS reporting segment of Vistance (collectively, the “Business”) in exchange for approximately $1.846 billion in cash, on a cash-free, debt-free basis, subject to certain adjustments (the “Transaction”). The Company intends to finance the Transaction through a combination of cash on hand and committed debt financing.

The closing of the Transaction (the “Closing”) will take place on (a) the final business day of the calendar month immediately following the date that is the later of the third business day following the satisfaction or waiver of the Closing conditions (described under “Conditions to the Transaction” below) or 30 days following the date on which Vistance delivers certain financial information (as described in the Purchase Agreement). The Closing is expected to occur within the second half of 2026.

Conditions to the Transaction

The consummation of the Transaction is subject to various Closing conditions, including, among other things:

•with respect to each party’s obligation to close:

–the absence of any order, judgment or injunction or other law that has or would have the effect of prohibiting, enjoining or restraining the consummation of the Transaction or otherwise making the consummation of the Transaction illegal;

–the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the expiration or termination of any waiting period or receipt of any clearance, waiver or affirmative approval of governmental and regulatory authorities in certain other specified jurisdictions;

–the delivery by the Company and Vistance of their respective customary Closing certificates.

•with respect to Vistance’s obligation to close:

–the accuracy of the representations and warranties of the Company, subject to specified exceptions and qualifications for materiality or material adverse effect (as described in the Purchase Agreement);

–compliance in all material respects with the covenants to be performed by the Company contained in the Purchase Agreement;

•with respect to the Company’s obligation to close:

–the accuracy of the representations and warranties of Vistance, subject to certain specified exceptions and qualifications for materiality or material adverse effect (as described in the Purchase Agreement);

–compliance in all material respects with the covenants to be performed by Vistance contained in the Purchase Agreement;

–the absence of any development, change, state of facts, condition, circumstance, occurrence, event or effect that, individually or in the aggregate, have had a “material adverse effect” with respect to the Business and is continuing as of the Closing;

–the completion of the restructuring of the Company to effect the separation of the Business from the Company’s other businesses in all material respects;

–delivery of required post-signing financial information (as described in the Purchase Agreement); and

–releases of any liens with respect to the purchased entities, purchased shares and any purchased assets securing the indebtedness under Vistance’s existing credit agreement.

Termination Rights

The Purchase Agreement contains certain customary termination rights triggered upon the occurrence of certain events, including if the Closing has not occurred by January 31, 2027 (though this “Outside Date” will be extended for an additional three months if the Closing cannot occur solely as a result of the failure to obtain certain regulatory approvals prior to such original Outside Date).

Other Terms of the Transaction

The Purchase Agreement contains customary representations, warranties and covenants by each party that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement. Certain fundamental representations and warranties will survive for 36 months following Closing. All other representations and warranties expire at the Closing and, after the Closing, the sole remedy of the Company for a breach by Vistance of such representations and warranties (other than fraud) will be the proceeds of the representation and warranty insurance secured and paid for by the Company. The representation and warranty insurance policy is subject to certain policy limits, exclusions, deductibles and other terms and conditions. The covenants include, among others, the following: (i) Vistance is obligated to use commercially reasonable efforts operate the Business in the ordinary course of business consistent with past practice in all material respects between the execution of the Purchase Agreement and Closing, (ii) Vistance agrees to use commercially reasonable efforts to preserve intact the Business and maintain existing relations and goodwill with material parties including customers and suppliers between the execution of the Purchase Agreement and Closing, (iii) Vistance agrees not to engage in certain activities with respect to the Business between the execution of the Purchase Agreement and Closing, except with the written consent of the Company (not to be unreasonably withheld, conditioned or delayed), (iv) Vistance agrees, under the terms specified in the Purchase Agreement, not to compete with the Business, or hold any ownership interest in any person who engages in a business that competes with the Business (subject to certain exceptions, including with respect to the Company’s retained businesses), for a period of three years after the Closing, and (v) Vistance agrees not to solicit for hire or hire certain Business employees or certain employees of the Company for a three-year period following the Closing (subject to customary exceptions). The Company has also agreed that the entities acquired by the Company from Vistance in the Transaction and any other entity the Company uses to purchase assets in the Transaction will not solicit for hire or hire any Vistance employee for a three year period following the Closing (subject to customary exceptions). The Purchase Agreement also contains customary covenants with regards to continued employment and the terms of such employment of certain employees of the Business.

Each of the parties is required to use their respective reasonable best efforts to consummate the Transaction, including effecting certain regulatory filings described in the Purchase Agreement and obtaining all necessary consents and authorizations to consummate the Transaction. The Company will control, lead and direct all actions, decisions and strategy for, and make all final determinations with respect to obtaining regulatory clearances pursuant to antitrust laws and foreign direct investment law.

Vistance has agreed to indemnify the Company for, among other things, losses arising from breaches of Vistance’s covenants contained in the Purchase Agreement, breaches of certain “fundamental representations,” certain liabilities excluded from the Transaction and certain taxes (including pre-Closing taxes in respect of the Business). The Company has agreed to indemnify Vistance for losses arising from breaches of the Company’s covenants contained in the Purchase Agreement, certain guarantees and liabilities transferred to the Company in connection with the Transaction.

Simultaneous with the Closing of the Transaction, the parties will enter into certain ancillary agreements, including an Intellectual Property Matters Agreement and a Transition Services Agreement covering certain customary services for a limited period of time following the Closing. The Intellectual Property Matters Agreement is described in more detail below.

The foregoing description of the Purchase Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Vistance or the Business. The representations and warranties contained in the Purchase Agreement were made only for purposes of the Purchase Agreement as of the specific dates therein, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s or Vistance’s public disclosures.

Intellectual Property Matters Agreement

In connection with the Transaction, the Company will acquire ownership of certain intellectual property rights primarily used or held for use in the Business. In addition, the parties have agreed to enter into an Intellectual Property Matters Agreement at Closing. Pursuant to the terms of the Intellectual Property Matters Agreement, Vistance will assign to the Company those certain intellectual property rights primarily used or held for use in the Business. In addition, Vistance will license to the Company, and the Company will license to Vistance, certain intellectual property rights on a non-exclusive basis.

Forward-Looking Statements

This Current Report includes forward-looking statements that reflect the current views of the Company or Vistance with respect to future events and financial performance, including the proposed acquisition by the Company of the Business from Vistance. These statements may discuss goals, intentions or expectations as to future plans, trends, events, results of operations or financial condition or otherwise, in each case, based on current beliefs of the management of the Company and/or Vistance, as well as assumptions made by, and information currently available to, such management. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “potential,” “anticipate,” “should,” “could,” “designed to,” “foreseeable future,” “believe,” “think,” “scheduled,” “outlook,” “target,” “guidance” and similar expressions, although not all forward-looking statements contain such terms. This list of indicative terms and phrases is not intended to be all-inclusive.

These forward-looking statements are subject to various risks and uncertainties, many of which are outside of the control of the Company and Vistance, including, without limitation: failure to obtain applicable regulatory approvals and third party consents in a timely manner, on acceptable terms or at all, or to satisfy the other closing conditions to the proposed Transaction; the potential impact of announcement or consummation of the proposed acquisition on relationships with third parties, including customers, employees and competitors; failure to manage potential conflicts of interest between or among customers; integration of information technology systems; and other factors beyond the control of the Company and/or Vistance.

These and other risk factors are discussed in greater detail in the reports filed by the Company with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. Although the information contained in this Current Report represents the best judgment of the Company and/or Vistance as of the date of this Current Report based on information currently available and reasonable assumptions, neither the Company nor Vistance can give any assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, the Company cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date made. Neither the Company nor Vistance is undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this report, except as otherwise may be required by law.

Item 8.01. Other Events.

Financing Commitment

In connection with its entry into the Purchase Agreement, the Company entered into a debt commitment letter, dated April 29, 2026, with JPMorgan Chase Bank, N.A. (“JPMCB”), pursuant to which, subject to the terms and conditions set forth therein, JPMCB committed to provide a seven year senior secured term loan B facility in an aggregate principal amount of up to $1,850 million (the “Term Loan B Facility”). The Company may elect to pursue alternative financing in lieu of all or a portion of the Term Loan B Facility.

The Company has engaged JPMCB to serve as lead arranger and bookrunner in connection with the arrangement and syndication of the Term Loan B Facility.

Item 9.01. Financial Statements and Exhibits.

d) Exhibits.

Exhibit Number	Description

2.1*	Purchase Agreement, dated as of April 29, 2026, by and between Vistance Networks, Inc. and Belden Inc.
99.1	Press Release, dated April 30, 2026
104	Cover Page Interactive Data File for this Current Report on Form 8-K, formatted as Inline XBRL

*    Schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601 (a)(5) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELDEN INC.

Date: April 30, 2026	By:	/s/ Brian E. Anderson
Brian E. Anderson
Executive Vice President and Chief Legal and Risk Officer